Statements of Cash Flows (Parenthetical) - USD ($)	12 Months Ended
	Jun. 30, 2016	Jun. 30, 2015
Primsol Business Purchase Included In Primsol Payable Gross	$ 1,250,000	$ 1,250,000
Standardized Measure of Discounted Future Net Cash Flow Relating to Proved Oil and Gas Reserves, Accretion of Discount	$ 173,000	$ 173,000
Conversion of Stock, Shares Issued	221,000	221,000
Natesto Business Purchase Included In Natesto Payable Gross	$ 6,000,000	$ 6,000,000
Accretion Expense	$ 620,325	$ 620,325